Case 1:20-cv-00957-VAC-MPT Document 66 Filed 05/02/22 Page 1 of 5 PageID #: 5885
IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

CCAR INVESTMENTS, INC., derivatively on behalf of AMERISOURCEBERGEN CORP.,

                Plaintiff,
        v.

ORNELLA BARRA, STEVEN H. COLLIS, DOUGLAS R. CONANT, CHARLES H. COTROS, D. MARK DURCAN, RICHARD W. GOCHNAUER, RICHARD C. GOZON, LON R. GREENBERG, EDWARD E. HAGENLOCKER, JANE E. HENNEY, KATHLEEN W. HYLE, MICHAEL J. LONG, and, HENRY W. MCGEE,

                Defendants.

        -and-

AMERISOURCEBERGEN CORP.,

    Nominal Defendant.
C.A. No. 1:20-cv-00957-VAC

STIPULATION AND ORDER
VOLUNTARILY DISMISSING ACTION AND PROVIDING FOR NOTICE

WHEREAS, on May 8, 2020, Plaintiff sought to inspect the books and records of AmerisourceBergen Corp. (the “Company”) pursuant to 8 Del. C. § 220 (“Section 220”);
WHEREAS, the Company subsequently produced books and records to Plaintiff for inspection pursuant to Section 220;
WHEREAS, on July 17, 2020, Plaintiff filed a Verified Stockholder Derivative Complaint against the Defendants herein for violation of Section 14(a) of the Securities Exchange Act of 1934, as amended; breach of fiduciary duty; waste; and unjust enrichment; alleging that, inter alia,
{01796294;v1 }    - 1 -

Case 1:20-cv-00957-VAC-MPT Document 66 Filed 05/02/22 Page 2 of 5 PageID #: 5885
the Company’s Board of Directors failed to institute an adequate system of oversight and controls with respect to the Company’s distribution of prescription opiates (ECF No. 4);
WHEREAS, on July 30, 2020, intervenors Lebanon County Employees’ Retirement Fund and Teamsters Local 443 Health Services & Insurance Plan (the “Intervenors”) moved to intervene in and stay this action (the “Motion to Intervene”) until they completed their books and records proceeding against the Company pursuant to Section 220 pending before the Delaware Court of Chancery captioned Lebanon County Employees’ Retirement Fund and Teamsters Local 443 Health Services & Insurance Plan v. AmerisourceBergen Corp., C.A. No. 2019-0527 (Del. Ch.) (the (“Intervenors’ Books and Records Proceeding”) (ECF No. 9);
WHEREAS, on August 14, 2020 Defendants filed their Answer and a motion to dismiss the Complaint under Federal Rule of Civil Procedure 23.1 and for judgment on the pleadings under Rule 12(c) (“Defendants’ Motion to Dismiss and for Judgment on the Pleadings”) (ECF No. 18);
WHEREAS, on September 11, 2020, Defendants moved to stay initial disclosures and discovery pending resolution of Defendants’ Motion to Dismiss and for Judgment on the Pleadings (“Defendants’ Motion to Stay Discovery”) (ECF No. 30);
WHEREAS, on October 13, 2020, the Court heard argument on the Motion to Intervene and Defendants’ Motion to Stay Discovery, and issued an Order denying the Motion to Intervene without prejudice; granting Defendants’ Motion to Stay Discovery; and directing the parties to submit a joint status report following the Delaware Supreme Court’s decision on the pending appeal in Intervenors’ Books and Records Proceeding (ECF 38);
WHEREAS, on October 21, 2020, the Company informed Plaintiff that the Company had chosen to remove various redactions from documents that were previously produced for inspection
{01796294;v1 }    - 2 -

Case 1:20-cv-00957-VAC-MPT Document 66 Filed 05/02/22 Page 3 of 5 PageID #: 5885
pursuant to Section 220 to stockholders including Plaintiff, and tendered a revised production reflecting the removed redactions;
WHEREAS, Plaintiff informed Defendants that it wished to file an amended complaint in light of the modifications to the Section 220 production and Defendants consented pursuant to Rule 15(a)(2);
WHEREAS, on October 30, 2020, the Court granted the parties’ Stipulation and [Proposed] Order Withdrawing Defendants’ Motion to Dismiss and for Judgment on the Pleadings and Setting Deadline for Plaintiff to File an Amended Complaint, under which, inter alia, Plaintiff was to file an amended complaint on or before November 20, 2020 and Defendants would answer or otherwise move on or before December 18, 2020 (ECF No. 45);
WHEREAS, on November 13, 2020, the Company informed Plaintiff that it had discovered additional documents that should have been produced to Plaintiff’s Section 220 Demand (the “Additional Documents”);
WHEREAS, on November 23, 2020, the Court granted the parties’ Stipulation and [Proposed] Order for Plaintiff to File an Amended Complaint and Modifying Prior Stipulation, pursuant to which inter alia, (a) the Company was, in order to ensure the completeness of its production to Plaintiff, finish an audit of Company records by December 3, 2020, and (b) Plaintiff’s deadline to file an amended complaint was stayed until the parties file a further stipulation regarding a deadline (ECF No. 46);
WHEREAS, the Company completed its audit on December 2, 2020;
WHEREAS, on December 8, 2020, the Court granted the parties’ Stipulation and [Proposed Order] for Plaintiff to File an Amended Complaint and Modifying Prior Stipulation, pursuant to which, inter alia, (a) the Company was to produce the Additional Documents on a
{01796294;v1 }    - 3 -

Case 1:20-cv-00957-VAC-MPT Document 66 Filed 05/02/22 Page 4 of 5 PageID #: 5885
rolling basis, and (b) Plaintiff’s deadline to file an amended complaint was stayed until the parties file a further stipulation regarding a deadline for Plaintiff to file an Amended Complaint (ECF No. 47);
WHEREAS, on December 10, 2020, the Delaware Supreme Court affirmed the decision of the Delaware Court of Chancery in the Intervenors’ Books and Records Proceeding, following which the Company agreed to produce to Plaintiff all documents that it produces to the Intervenors pursuant to Section 220 (ECF No. 48);
WHEREAS, on January 29, 2021, the Company completed its production of books and records to Plaintiff and the Intervenors pursuant to Section 220, consisting of approximately 25,000 pages of documents (ECF No. 51);
WHEREAS, Plaintiff and the Intervenors subsequently reviewed the Section 220 documents produced by the Company (ECF Nos. 53 – 57);
WHEREAS, on December 30, 2021, the Intervenors filed a Verified Stockholder Derivative Complaint in the Delaware Court of Chancery captioned Lebanon County Employees’ Retirement Fund v. Collis, C.A. No. 2021-1118-JTL (Del. Ch.) arising out of the same underlying facts as this action (the “Chancery Court Action”) (ECF No. 58);
WHEREAS, no compensation in any form has passed directly or indirectly from any of the Defendants to Plaintiff or Plaintiff's attorney and that no promise to give any such compensation has been made;
WHEREAS, Plaintiff believes that the interests of the Company and its public stockholders sought to be enforced through this stockholder derivative action are adequately represented in the Chancery Court Action and that it would be duplicative to file an amended complaint in this action in light of the foregoing.
{01796294;v1 }    - 4 -

Case 1:20-cv-00957-VAC-MPT Document 66 Filed 05/02/22 Page 5 of 5 PageID #: 5885
IT IS HEREBY STIPULATED AND AGREED, pursuant to Rules 23.1(c) and 41(a)(1)(A)(ii) of the Federal Rules of Civil Procedure that:
1.The filing by the Company of this Order as an Exhibit to a Form 8-K constitutes adequate notice for purposes of Rule 23.1(c) (the “Notice”).
2.The Company shall file with the Court an affidavit that the Notice has been made in accordance with Paragraph 1 above no later than five (5) business days after the Notice is publicly filed (the “Affidavit”);
3.Upon the filing of the Affidavit, this action is dismissed without prejudice with each side bearing its own costs and attorneys’ fees.

POTTER ANDERSON & CORROON LLP

/s/ Tyler J. Leavengood
Stephen C. Norman (#2686)
Jennifer C. Wasson (#4933)
Tyler J. Leavengood (#5506)
1313 N. Market Street
Hercules Plaza, 6th Floor
Wilmington, DE 19801
(302) 984-6000

Of counsel:
Michael D. Blanchard
Amelia G. Pennington
MORGAN, LEWIS & BOCKIUS LLP
One Federal Street
Boston, MA 02110

Attorneys for Defendants

ASHBY & GEDDES

/s/ F. Troupe Mickler IV
Stephen E. Jenkins (#2152)
F. Troupe Mickler IV (#5361)
500 Delaware Avenue, 8th Floor
Wilmington, DE 19801
(302) 654-1888
sjenkins@ashbygeddes.com
tmickler@ashbygeddes.com

Of counsel:
Gregory Mark Nespole
Daniel Tepper
LEVI & KORSINSKY, LLP
55 Broadway, 10th Floor
New York, NY 10006
(212) 363-7500

Attorneys for Plaintiff

SO ORDERED, this 2nd day of May, 2022.

                        /s/ Mary Pat Thynge
                        Chief United States Magistrate Judge
{01796294;v1 }    - 5 -